SUPPLEMENT Dated December 22, 2000
                  TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
                  FIRST INVESTORS CASH MANAGEMENT FUND, INC.
                  FIRST INVESTORS GOVERNMENT FUND, INC.
                  FIRST INVESTORS INVESTMENT GRADE FUND
                  a Series of First Investors Series Fund
                  FIRST INVESTORS FUND FOR INCOME, INC.
                  FIRST INVESTORS HIGH YIELD FUND, INC.
                           DATED January 28, 2000




1. The following should be added as the last two sentences of the second paragraph in the section entitled "Investment Strategies and Risks" in the sub-section entitled "Cash Management Fund" on page 2:

         "Under Rule 2a-7, the Fund may not invest more than 5% of its total assets in securities of a single issuer (except for government securities and securities subject to a Guarantee Issued by a Non-Controlled Person as defined in the Rule); provided, however, that the fund may invest up to twenty-five percent of its total assets in the First Tier Securities (as defined in the Rule) of a single issuer for a period of up to three business days after the acquisition thereof. The Fund, however, may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time."

2. The following paragraph in sub-section (3) under the Investment Restrictions section on page 19, is hereby deleted in its entirety:

         "Notwithstanding fundamental investment restriction (4) above, with respect to 100% of its total assets, the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the funds total assets would be invested in the securities of that issuer."